                                  EXHIBIT 99.10
                      Servicer's Report for Monthly Period
                             Ended February 29, 2000

                 AmeriCredit Automobile Receivables Trust 1999-B
                      Class A-1 4.9166 % Asset Backed Notes
                      Class A-2 5.3040 % Asset Backed Notes
                      Class A-3 5.780 % Asset Backed Notes
                      Class A-4 5.960 % Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:            2/1/2000
Monthly Period Ending:              2/29/2000


I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.       Beginning of period Aggregate Principal Balance                                           $829,639,188
                                                                                                        ---------------

       B.       Purchase of Subsequent Receivables                                                                   0
                                                                                                        ---------------

       C.       Monthly Principal Amounts

                (1)     Collections on Receivables outstanding
                              at end of period                                               22,483,978
                                                                                           -------------
                (2)     Collections on Receivables paid off
                              during period                                                   8,933,789
                                                                                           -------------
                (3)      Receivables becoming Liquidated Receivables
                              during period                                                   5,445,232
                                                                                           -------------
                (4)      Receivables becoming Purchased Receivables
                              during period
                                                                                           -------------
                (5)      Cram Down Losses occurring during period
                                                                                           -------------
                (6)      Other Receivables adjustments                                          310,862
                                                                                           -------------
                (7)      Less amounts allocable to Interest                                 (11,387,254)
                                                                                           -------------

                Total Monthly Principal Amounts                                                             25,786,607
                                                                                                        ---------------

       D.       End of period Aggregate Principal Balance                                                 $803,852,581
                                                                                                        ===============

       E.       Pool Factor                                                                                 80.385258%
                                                                                                        ===============


II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                       CLASS A-1      CLASS A-2        CLASS A-3        CLASS A-4          TOTAL
                                                       ---------      ---------        ---------        ---------          ------

       A.  Beginning of period Note Balance                   $0    $361,518,186     $130,000,000     $295,000,000   $786,518,186
                                                      ----------------------------------------------------------------------------

       B.  Noteholders' Principal Distributable Amount         0      25,786,607                0                0     25,786,607
       C.  Noteholders' Accelerated Principal Amount           0               0                0                0              0
       D.  Accelerated Payment Amount Shortfall                0       2,976,622                0                0      2,976,622
       E.  Note Prepayment Amount                              0               0                0                0              0
       F.  Deficiency Claim Amount                             0               0                0                0              0
                                                      ----------------------------------------------------------------------------


       G.  End of period Note Balance                         $0    $332,754,957     $130,000,000     $295,000,000   $757,754,957
                                                      ============================================================================

       H.  Note Pool Factors                           0.000000%      76.495392%      100.000000%      100.000000%     75.775496%
                                                      ============================================================================


III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:
       A.       Beginning of period Pre-Funding Account balance                                                                $0
                                                                                                                    --------------
       B.       Purchase of Subsequent Receivables                                                                0
                                                                                                       -------------
       C.       Investment Earnings                                                                               0
                                                                                                       -------------
       D.       Investment Earnings Transfer to Collections Account                                               0
                                                                                                       -------------
       E.       Payment of Mandatory Prepayment Amount
                                                                                                       -------------
                                                                                                                                0
                                                                                                                    --------------
       F.       End of period Pre-Funding Account balance                                                                      $0
                                                                                                                    ==============

IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.       Total Monthly Principal Amounts                                                                       $25,786,607
                                                                                                                    --------------
       B.       Required Pro-forma Security Balance                                                     723,467,323
                                                                                                       -------------
       C.       Pro-forma Security Balance (Assuming 100%
                   Paydown of Total Monthly Principal Amounts)                                          760,731,579
                                                                                                       -------------
       D.       Step-down Amount  (B. - C.)                                                                                     0
                                                                                                                    --------------
       E.       Principal Distributable Amount  (A.- D.)                                                              $25,786,607
                                                                                                                    ==============


V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.       Beginning of period Capitalized Interest  Account balance                                                      $0
                                                                                                                    --------------
       B.       Monthly Capitalized Interest Amount                                                               0
                                                                                                       -------------
       C.       Investment Earnings                                                                               0
                                                                                                       -------------
       D.       Investment Earnings Transfer to Collections Account                                               0
                                                                                                       -------------
       E.       Payment of Overfunded Capitalized Interest Amount                                                 0
                                                                                                       -------------
       F.       Payment of Remaining Capitalized Interest Account                                                 0
                                                                                                       -------------
                                                                                                                                0
                                                                                                                    --------------
       G.       End of period Capitalized Interest Account balance                                                             $0
                                                                                                                    ==============

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.       Available Funds:

                (1)     Collections on Receivables during period
                              (net of Liquidation Proceeds)                                             $31,417,767
                                                                                                       -------------
                (2)      Liquidation Proceeds collected
                              during period                                                               2,422,222
                                                                                                       -------------
                (3)      Purchase Amounts deposited in Collection
                               Account
                                                                                                       -------------
                (4)  (a)       Investment Earnings - Collection Account                                      89,111
                                                                                                       -------------
                     (b)       Investment Earnings - Transfer From Prefunding Account                             0
                                                                                                       -------------
                     (c)       Investment Earnings - Transfer From Capitalized Interest Account                   0
                                                                                                       -------------
                (5)       Collection of Supplemental Servicing Fees
                     (a)       Extension Fees                                                               183,024
                                                                                                       -------------
                     (b)       Repo and Recovery Fees Advanced                                               84,830
                                                                                                       -------------
                     (c)       Other Fees                                                                   211,313
                                                                                                       -------------
                (6)       Monthly Capitalized Interest Amount                                                     0
                                                                                                       -------------
                (7)       Mandatory Prepayment Amount
                                                                                                       -------------

                Total Available Funds                                                                                  34,408,267
                                                                                                                    --------------

       B.       Distributions:

                (1)      Base Servicing Fee and Supplemental Servicing Fees
                      (a)       Base Servicing Fee                                                        1,555,573
                                                                                                       -------------
                      (b)       Repo and Recovery Fees                                                       84,830
                                                                                                       -------------
                      (c)       Bank Service Charges                                                         14,984
                                                                                                       -------------
                      (d)       Other Fees                                                                  211,313
                                                                                                       -------------
                (2)      Agent fees                                                                             417
                                                                                                       -------------
                (3)      Refunds of Overpayments paid by AFS                                                 39,470
                                                                                                       -------------
                (4)      Noteholders' Interest Distributable Amount
                                 (a)        Class A - 1                                                           0
                                                                                                       -------------
                                 (b)        Class A - 2                                                   1,491,383
                                                                                                       -------------
                                 (c)        Class A - 3                                                     626,167
                                                                                                       -------------
                                 (d)        Class A - 4                                                   1,465,167
                                                                                                       -------------

                (5)      Noteholders' Principal Distributable Amount
                                 (a)        Class A - 1                                                           0
                                                                                                       -------------
                                 (b)        Class A - 2                                                  25,786,607
                                                                                                       -------------
                                 (c)        Class A - 3                                                           0
                                                                                                       -------------
                                 (d)        Class A - 4                                                           0
                                                                                                       -------------

                (6)      Security Insurer Premiums                                                          264,378
                                                                                                       -------------

                Total distributions                                                                                    31,540,289
                                                                                                                    --------------

       C.       Excess Available Funds  (or Deficiency Claim Amount )                                                   2,867,978
                                                                                                                    --------------

       D.       Noteholders' Accelerated Principal Amount                                                                       0
                                                                                                                    --------------

       E.       Deposit to Spread Account                                                                              $2,867,978
                                                                                                                    ==============

                                       2

VlI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.         Excess Available Funds  (VI.C.)                                                        $2,867,978
                                                                                                       -------------
       B.         Pro Forma Security Balance    (II.A.-II.B.)                                           760,731,579
                                                                                                       -------------
       C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                            723,467,323
                                                                                                       -------------
       D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                          37,264,256
                                                                                                       -------------
       E.         End of Period  Class A-1 Note Balance (before accel. payments)                                  0
                                                                                                       -------------
       F.         Lesser of D. or E.                                                                              0
                                                                                                       -------------
       G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                          $0
                                                                                                                    --------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.         Pro Forma Security Balance                                                           $760,731,579
                                                                                                       -------------
       B.         Required Pro Forma Security Balance                                                   723,467,323
                                                                                                       -------------
       C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                          37,264,256
                                                                                                       -------------
       D.         End of Period  Class A-1 Note Balance (before accel. payments)                                  0
                                                                                                       -------------
       E.         Greater of C. or D.                                                                    37,264,256
                                                                                                       -------------
       F.         Excess Available Funds  (VI.C.)                                                         2,867,978
                                                                                                       -------------
       G.         Investment Earnings on Collection Account                                                  89,111
                                                                                                       -------------
       H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                    $34,485,389
                                                                                                                    --------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.       Beginning of period Spread Account balance                                                            $30,000,000
                                                                                                                    --------------

       B.       Additions to Spread Account
                (1)       Deposits from Collections Account    (VI. E.)                                   2,867,978
                                                                                                       -------------
                (2)       Investment Earnings                                                               108,644
                                                                                                       -------------
                (3)       Deposits Related to Subsequent Receivables Purchases                                    0
                                                                                                       -------------

                Total Additions                                                                                         2,976,622
                                                                                                                    --------------

       C.       Spread Account balance available for  withdrawals                                                      32,976,622
                                                                                                                    --------------

       D.       Requisite Amount of Spread Account
                (1)      Initial Spread Account Deposit                                                 $21,000,000
                                                                                                       -------------
                (2)      Subsequent Spread Account Deposits                                               9,000,000
                                                                                                       -------------
                (3)      Total Initial & Subsequent Spread Account Deposits (1)+(2)                      30,000,000
                                                                                                       -------------
                (4)      $100,000                                                                           100,000
                                                                                                       -------------
                (5)      1 1/2% of Original Pool Balance (total deliveries)                             $15,000,000
                                                                                                       -------------
                (6)      End of period Note Balance (before accel. principal shortfall calc)            760,731,579
                                                                                                       -------------
                (7)      Lesser of (5) or (6)                                                            15,000,000
                                                                                                       -------------
                (8)      Floor Amount Greater of (4) or (7)                                              15,000,000
                                                                                                       -------------
                (9)      Aggregate Principal Balance                                                    803,852,581
                                                                                                       -------------
               (10)      End of period Note Balance (before accel. principal shortfall calc)            760,731,579
                                                                                                       -------------
               (11)      Line (9) less line (10)                                                         43,121,002
                                                                                                       -------------
               (12)      OC level     (11) / (9)                                                              5.36%
                                                                                                       -------------
               (13)      Spread Ending Balance as a percentage of Aggregate Principal Balance                 3.73%
                                                                                                       -------------
               (14)      OC Percentage (12) + (13)                                                            9.09%
                                                                                                       -------------
               (15)      13% less OC level, if OC percentage is greater than or equal to 13%                n/a
                                                                                                       -------------
               (16)      If OC percentage is equal to or greater than 13%, Percent in
                                    (15) x End of Period
                                                                                                       -------------
                                    Aggregate Principal Balance                                             n/a
                                                                                                       -------------
               (17)      If OC level is less than 10%, 3% of Original Pool Balance (total deliveries)    30,000,000
                                                                                                       -------------
               (18)      15% of end of period Aggregate Principal Balance if Trigger Date                   n/a
                                                                                                       -------------

                Requisite Amount of Spread Account (either (3), (8), (16), (17), or (18) as applicable)                30,000,000
                                                                                                                    --------------

       E.       Withdrawals from Spread Account
                (1)       Priority First - Deficiency Claim Amount                                                0
                                                                                                       -------------
                (2)       Priority Second through Third
                                                                                                       -------------
                (3)       Priority Fourth - Accelerated Payment Amount Shortfall            34,485,389
                                                                                          ------------
                              Accelerated Payment Amount Shortfall in Excess of Requisite Amount          2,976,622
                                                                                                       -------------
                (4)       Priority Fifth through Sixth
                                                                                                       -------------
                (5)       Priority Seventh - to Servicer
                                                                                                       -------------

                Total withdrawals                                                                                       2,976,622
                                                                                                                    --------------


       F.       End of period Spread Account balance                                                                  $30,000,000
                                                                                                                    --------------

                                       3

X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.       Beginning of period number of Receivables                                                                  67,550
                                                                                                                    --------------

       B.       Number of Subsequent Receivables Purchased                                                                      0
                                                                                                                    --------------

       C.       Number of Receivables becoming Liquidated
                       Receivables during period                                                                              451
                                                                                                                    --------------

       D.       Number of Receivables becoming Purchased
                       Receivables during period
                                                                                                                    --------------

       E.       Number of Receivables paid off during period                                                                  858
                                                                                                                    --------------

       F.       End of period number of Receivables                                                                        66,241
                                                                                                                    ==============

XI.    STATISTICAL DATA:

       A.       Weighted Average APR of the Receivables                                                                    18.43%
                                                                                                                    --------------

       B.       Weighted Average Remaining Term of the Receivables                                                          48.50
                                                                                                                    --------------

       C.       Average Receivable Balance                                                                                $12,135
                                                                                                                    --------------

       D.       Aggregate Realized Losses                                                                             $21,339,698
                                                                                                                    --------------




By:          /s/ Daniel E. Berce
            -------------------------------------------
Name:        Daniel E. Berce
            -------------------------------------------
Title:       Vice Chairman & Chief Financial Officer
            -------------------------------------------
Date:        March 2, 2000
            -------------------------------------------

                 AmeriCredit Automobile Receivables Trust 1999-B
                      Class A-1 4.9166 % Asset Backed Notes
                      Class A-2 5.3040 % Asset Backed Notes
                      Class A-3 5.7800 % Asset Backed Notes
                      Class A-4 5.9600 % Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:        2/1/2000
Monthly Period Ending:          2/29/2000



I.     MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                         CLASS A-1     CLASS A-2       CLASS A-3       CLASS A-4          TOTAL
                                                         ----------    ---------       ---------       ---------          ------

       A.       Preliminary End of period Note Balance          $0   $332,754,957    $130,000,000    $295,000,000   $757,754,957
                                                        -------------------------------------------------------------------------

       B.       Deficiency Claim Amount                          0              0               0               0              0

       C.       End of period Note Balance                      $0   $332,754,957    $130,000,000    $295,000,000   $757,754,957
                                                        =========================================================================

       D.       Note Pool Factors                        0.000000%     76.495392%     100.000000%     100.000000%     75.775496%
                                                        =========================================================================


II.    RECONCILIATION OF SPREAD ACCOUNT:
       A.       Preliminary End of period Spread Account balance                                                    $30,000,000
                                                                                                                  --------------

       B.       Priority First - Deficiency Claim Amount from preliminary certificate                                         0
                                                                                                                  --------------

       C.       End of period Spread Account balance                                                                $30,000,000
                                                                                                                  --------------

III.   PERFORMANCERTESTS:TESTS

       A.       Delinquency Ratio
                (1)      Receivables with Scheduled Payment
                               delinquent more than 60 days
                               at end of period                                                       $20,505,237
                                                                                                  ----------------
                (2)           Purchased Receivables with Scheduled Payment
                              delinquent more than 60 days at end of
                              period
                                                                                                  ----------------
                (3)      Beginning of period Principal Balance                                        829,639,188
                                                                                                  ----------------
                (4)      Delinquency Ratio (1)+(2) divided by (3)                                                         2.47%
                                                                                                                  --------------
                (5)      Previous Monthly Period Delinquency Ratio                                                        2.77%
                                                                                                                  --------------
                (6)      Second previous Monthly Period Delinquency Ratio                                                 2.32%
                                                                                                                  --------------
                (7)      Average Delinquency Ratio (4)+(5)+(6)
                              divided by 3                                                                                2.52%
                                                                                                                  --------------
                (8)      Compliance (Delinquency Test Failure is a
                                Delinquency Ratio equal to or greater than 5.00%)                                       yes
                                                                                                                  --------------

                                       5

       B.       Cumulative Default Rate
                (1)      Defaulted Receivables in Current Period                                       $4,945,842
                                                                                                  ----------------
                (2)      Cumulative Defaulted Receivables Including
                              Defaulted Receivables in Current Period                                  51,367,769
                                                                                                  ----------------
                (3)      Original Pool Balance                                                        999,999,996
                                                                                                  ----------------
                (4)      Cumulative Default Rate (2) divided by (3)                                                       5.14%
                                                                                                                  --------------
                (5)      Compliance (Default Test Failure is a Cumulative
                                Default Rate equal to or greater than 14.88%.)                                          yes
                                                                                                                  --------------


       C.       Cumulative Net Loss Rate
                (1)      Receivables becoming Liquidated Receivables during period                     $5,445,232
                                                                                                  ----------------
                (2)      Purchased Receivables with Scheduled
                              Payment delinquent more than 30 days at end of period
                                                                                                  ----------------
                (3)      Cram Down Losses occurring during period
                                                                                                  ----------------
                (4)      Liquidation Proceeds collected during period                                  (2,422,222)
                                                                                                  ----------------
                (5)      Net Losses during period (1)+(2)+(3)-(4)                                       3,023,010
                                                                                                  ----------------
                (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                   18,316,688
                                                                                                  ----------------
                (7)      CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES                                      2.13%
                         (5) + (6) divided by (9)                                                                 --------------

                (8)      50% of Receivables with Scheduled Payment delinquent
                              more than 90 days at end of period                                        6,156,649
                                                                                                  ----------------
                (9)      Original Aggregate Principal Balance plus Pre-Funded Amount a              1,000,000,000
                                                                                                  ----------------
               (10)      Cumulative Net Loss Rate (5)+(6)+(8)
                               divided by (9)                                                                             2.75%
                                                                                                                  --------------
               (11)      Compliance (Net Loss Test Failure is a
                                Net Loss Rate equal to or greater than 8.50%.)                                          yes
                                                                                                                  --------------


       D.       Extension Rate
                (1)      Principal Balance of Receivables extended during current peri                $19,539,469
                                                                                                  ----------------
                (2)      Beginning of Period Aggregate Principal Balance                              829,639,188
                                                                                                  ----------------
                (3)      Extension Rate (1) divided by (2)                                                                2.36%
                                                                                                                  --------------
                (4)      Previous Monthly Extension Rate                                                                  2.85%
                                                                                                                  --------------
                (5)      Second previous Monthly Extension Rate                                                           2.77%
                                                                                                                  --------------
                (6)      Average Extension Rate (3)+(4)+(5)
                              divided by 3                                                                                2.66%
                                                                                                                  --------------
                (7)      Compliance (Extension Test Failure is an
                                Extension Rate equal to or greater than 4%.)                                            yes
                                                                                                                  --------------


IV.    DELINQUENCY:
       A.       Receivables with Scheduled Payment delinquent
                (1)      31-60 days                                                   #     4,156     $53,034,178         6.39%
                                                                                      ------------------------------------------
                (2)      61-90 days                                                         1,163      14,529,228         1.75%
                                                                                      ------------------------------------------
                (3)      over 90 days                                                         473       5,976,009         0.72%
                                                                                      ------------------------------------------
                Receivables with Scheduled Payment delinquent
                    more than 30 days at end of period                                      5,792     $73,539,415         8.86%
                                                                                      ==========================================



By:            /s/ Daniel E. Berce
               --------------------------------------------
Name:          Daniel E. Berce
               --------------------------------------------
Title:         Vice Chairman & Chief Financial Officer
               --------------------------------------------
Date:          March 2, 2000
               --------------------------------------------

                                       6